                                    EXHIBIT A

      Each of the undersigned hereby agrees that the Amendment No.3 to Schedule 13D filed on the date hereof with respect to the shares of Class A Common Stock of Allou Health & Beauty Care, Inc. has been filed on behalf of the undersigned.

SIGNATURE:

      Dated: August 14, 2001

                                    RFE Investment Partners VI, L.P.

                                    By:   RFE Associates VI, LLC,
                                          its General Partner


                                    By:   /s/ HOWARD C. LANDIS
                                          --------------------------------------
                                          Title: Managing Member


                                    RFE Associates VI, LLC


                                    By:   /s/ HOWARD C. LANDIS
                                          --------------------------------------
                                          Title: Managing Member


                                    /s/ A. DEAN DAVIS
                                    --------------------------------------------
                                    A. Dean Davis


                                    /s/ MICHAEL J. FOSTER
                                    --------------------------------------------
                                    Michael J. Foster


                                    /s/ HOWARD C. LANDIS
                                    --------------------------------------------
                                    Howard C. Landis


                                    /s/ JAMES A. PARSONS
                                    --------------------------------------------
                                    James A. Parsons


                                    RFE Management Corporation


                                    By:   /s/ HOWARD C. LANDIS
                                          --------------------------------------
                                          Title:  Vice President and Treasurer